SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



        Date of Report (Date of earliest event reported): April 29, 2000


                                HLM DESIGN, INC.
                                ----------------
               (Exact name of Registrant as Specified in Charter)



       Delaware                       001-14137                  56-2018819
(State or Other Jurisdiction         (Commission               (IRS Employer
   of Incorporation)                 File Number)            Identification No.)


                         121 West Trade Street
                         Suite 2950
                         Charlotte, North Carolina                  28202
                         (Address of Principal Executive Offices) (Zip Code)


       Registrant's telephone number, including area code: (704) 358-0779



--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

                  ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS

     As of April 29, 2000, HLM Design, Inc. (the "Company") purchased all of the issued and outstanding common stock of BL&P Engineers, Inc. ("BL&P") for an aggregate amount equal to $2.24 million, consisting of (i) $1.46 million in cash, (ii) a subordinated promissory note in the principal amount of $0.48 million (the "Note") and (iii) 50,000 shares of the Company's common stock having a value of $0.3 million to be delivered on a delayed basis (the "Stock"). This acquistion was pursuant to a Stock Purchase Agreement dated April 28, 2000 (the "Agreement") among the Company, BL&P and the BL&P shareholder.

     The Agreement provides for, among other things, the delivery to BL&P's former stockholder of 30% of the number of shares of the Stock on each of April 29, 2002 and April 29, 2003 and 40% of the number of shares of the stock on April 29, 2004. The note provides for payment of 30% of the principal amount on each of October 29, 2001 and April 29, 2003 and 40% of the principal amount on April 29, 2004. Following the consummation of the Agreement, the Company and BL&P entered into a Management and Services Agreement (the "MSA") whereby the Company will manage all aspects of BL&P other than the provision of professional engineering services.

     The cash portion of the purchase price has been financed by the Company's credit facility with IBJ Whitehall Business Credit Corporation dated as of February 7, 2000.

     For additional information concerning the transaction, reference is made to the Agreement and the MSA, copies of which are attached hereto.


                   ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

     (A)FINANCIAL STATEMENTS OF BUSINESS ACQUIRED. It is impractical to provide the required financial statements for BL&P at the time of the filing of this report of Form 8-K. Such financial statements will be filed on or before July 12, 2000.

     (B)PRO FORMA FINANCIAL INFORMATION. It is impractical to provide the required PRO FORMA financial information for the Company at the time of the filing of this report on Form 8-K. Such PRO FORMA financial information will be filed on or before July 12, 2000.

(C.)  EXHIBITS.

Exhibit No.   Description
-----------   -----------

99.1 Stock Purchase Agreement dated as of April 28, 2000 among HLM Design, Inc. BL&P Engineers, Inc. and Scott Brady, PE

99.2 Management and Services Agreement dated as of April 29, 2000 by and between HLM Design, Inc. and BL&P Engineers, Inc.

                                   SIGNATURES

     Pursuant to the requirements of the Securities and Exhange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   HLM DESIGN, INC.

Date:  May 15, 2000                By:  /s/ Vernon B. Brannon
                                        -------------------------------
                                      Senior Vice President, Chief Financial
                                      Officer, Treasurer, Assistant Secretary
                                      And Director